[WHG Bancshares Corporation Letterhead]









December 19, 1997

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of WHG Bancshares Corporation, (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Holiday Inn, 2004 Greenspring Drive, Timonium, Maryland, on January 20, 1998, at 10:00 a.m. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, the Chairman of the Board will report on the operations of the Company. Directors and officers of the Company, as well as a representative of Anderson Associates, LLP, certified public accountants, will be present to respond to any questions stockholders may have.

         The matters to be considered by stockholders at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE.
This will not prevent you from voting in person at the Annual Meeting, but will assure that your vote is counted if you are unable to attend the Annual Meeting. YOUR VOTE IS VERY IMPORTANT.

                                         Sincerely,


                                         /s/Peggy J. Stewart
                                         Peggy J. Stewart
                                         President and Chief Executive Officer

--------------------------------------------------------------------------------
                           WHG BANCSHARES CORPORATION
                                 1505 YORK ROAD
                           LUTHERVILLE, MARYLAND 21093
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on January 20, 1998
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of WHG Bancshares Corporation ("the Company"), will be held at the Holiday Inn, 2004 Greenspring Drive, Timonium, Maryland, on January 20, 1998, at 10:00 a.m.

The Meeting is for the purpose of considering and acting upon the following matters:

1.       The election of four directors of the Company;

2. The ratification of the amendment to the WHG Bancshares Corporation 1996 Stock Option Plan (the "1996 Stock Option Plan" or "Option Plan");

3. The ratification of the amendment to the Heritage Savings Bank, F.S.B. Management Stock Bonus Plan (the "Management Stock Bonus Plan" or "MSBP"); and

4. Such other matters as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Meeting. Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on December 5, 1997, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              /s/Diana L. Rohrback
                                              Diana L. Rohrback
                                              Corporate Secretary
Lutherville, Maryland
December 19, 1997

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                           WHG BANCSHARES CORPORATION
                                 1505 YORK ROAD
                           LUTHERVILLE, MARYLAND 21093
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 20, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of WHG Bancshares Corporation (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the Holiday Inn, 2004 Greenspring Drive, Timonium, Maryland, on January 20, 1998, 10:00 a.m. local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about December 19, 1997.

         At the Meeting, stockholders will consider and vote upon (i) the election of four directors, (ii) the ratification of the amendment to the 1996 Stock Option Plan, (iii) the ratification of the amendment to the Management Stock Bonus Plan, and (iv) such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors of the Company (the "Board" or the "Board of Directors") knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted "FOR" the nominees for directors set forth below and "FOR" the other listed proposals. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
--------------------------------------------------------------------------------

         Certain terms of the stock options and restricted stock awards previously awarded to employees, officers, and directors of the Company will be amended upon stockholder ratification of Proposals II and III. For a complete description of the stock plans and the proposed amendments see "Proposal II Ratification of the Amendment to the 1996 Stock Option Plan" and "Proposal III - Ratification of the Amendment to the Management Stock Bonus Plan." See "Voting Securities and Principal Holders Thereof" for information regarding the number of shares of Common Stock beneficially owned by executive officers and directors.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on December 5, 1997 (the "Record Date"), are entitled to one vote for each share of common stock of the Company (the "Common Stock") then held. As of the Record Date, the Company had 1,389,002 shares of Common Stock issued and outstanding.

         The articles of incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least one-third of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors (Proposal I), the proxy being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the amendment to the 1996 Stock Option Plan as set forth in Proposal II and the ratification of the amendment to the Management Stock Bonus Plan as set forth in Proposal III, by checking the appropriate box, a stockholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) vote to "ABSTAIN" on such item. Unless otherwise required by law, such Proposals II and III shall be determined by a majority of the total votes cast affirmatively or negatively on such matters without regard to broker non-votes. Votes for which the "ABSTAIN" box is selected for Proposals II and III shall have the effect of a vote against such proposals.

         Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, persons or groups who own more than 5% of the Common Stock and the ownership of all executive officers and directors of the Company as a group. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date.

                                                                                Percent of Shares
                                                      Amount and Nature of        of Common Stock
Name and Address of Beneficial Owner                  Beneficial Ownership        Outstanding
------------------------------------                  --------------------        -----------
Heritage Savings Bank, F.S.B.
Employee Stock Ownership Plan and Trust ("ESOP")
1505 York Road
Lutherville, Maryland 21093 (1)                              127,238                  9.16%

Jerome H. Davis and Susan B. Davis
c/o David H. Perlmutter, Esq.
200 Park Avenue, Suite 4515                                   91,048                  6.55%
New York, New York  10166 (2)

All directors and officers of the Company as a group
(14 persons) (3)                                             235,953                 16.63%


 -------------------------------------
(1) The Bank's Employee Stock Ownership Plan ("ESOP") purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. For further information with respect to voting and investment power regarding shares held by the ESOP, see "Proposal I - Information With Respect To Nominees For Director, Directors Continuing In Office, and Executive Officers."
(2) Based upon an amended Schedule 13D filed with the Securities and Exchange Commission, dated April 24, 1997, for which shared voting and dispositive power is shown with respect to 91,048 shares.
(3) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole voting and investment power, unless otherwise indicated. Includes options to purchase 29,921 shares of Common Stock that may be exercised within 60 days of the Record Date to purchase shares of Common Stock under the 1996 Stock Option Plan (the "1996 Stock Option Plan"). Includes 41,088 shares of Common Stock previously awarded but presently subject to forfeiture held by the Management Stock Bonus Plan ("MSBP") over which shares a committee of the Board exercises voting and investment power. See Director And Executive Officer Compensation. Excludes unallocated
         117,525 shares held by the ESOP (127,238 total shares minus 9,713 shares allocated to executive officers) over which certain directors, as trustees to the ESOP, exercise shared voting and investment power. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity under the ESOP.

--------------------------------------------------------------------------------
            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock. Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no

Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were timely complied with during the 1997 fiscal year.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

General

         The Articles of Incorporation require that the Board of Directors be divided into three classes, each of which contains approximately one-third of the members of the Board. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of ten members. Four directors will be elected at the Meeting to serve for three-year terms and until a successor has been elected and qualified.

         Herbert A. Davis, D. Edward Lauterbach, Jr., August J. Seifert and Herbert W. Spath have each been nominated by the Board of Directors to serve as directors. Messrs. Davis, Lauterbach, Seifert and Spath are currently members of the Board and have each been nominated for a three-year term to expire in 2001. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why the nominees might be unavailable to serve.

         The following table sets forth information with respect to the nominees, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank. Beneficial ownership of executive officers and directors of the Company, as a group, is shown under "Voting Securities and Principal Holders Thereof."

                                                                                          Shares of Common
                                                                                         Stock Beneficially
                                           Age at         Year First      Current            Owned as of            Percent
                                          September       Elected or      Term to            December 5,             Owned
Name and Title                            30, 1997      Appointed (1)     Expire               1997 (2)               (%)
--------------                            --------      -------------     ------              ---------              ----
BOARD NOMINEES FOR TERM TO EXPIRE IN 2001
Herbert A. Davis                             72              1953           1998            11,701 (3)(4)(5)          (7)
D. Edward Lauterbach, Jr.                    73              1970           1998            11,701 (3)(5)             (7)
August J. Seifert                            80              1981           1998             4,301 (3)                (7)
Herbert W. Spath                             77              1976           1998            26,701 (3)               1.92

DIRECTORS CONTINUING IN OFFICE
Philip W. Chase, Jr.                         79              1947           1999            14,701 (3)(5)            1.06
Edwin C. Muhly, Jr.                          67              1976           1999            12,201 (3)(5)             (7)
Peggy J. Stewart                             61              1982           1999            39,059 (6)               2.80
Urban P. Francis, Jr.                        71              1981           2000            17,001 (3)(5)            1.22
John E. Lufburrow                            72              1966           2000            22,622 (6)               1.62
Hugh P. McCormick                            77              1947           2000            21,701 (3)(4)            1.56


---------------------
(1)      Refers to the year the individual first became a director of the Bank.
(2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(3) Excludes 1,944 restricted shares granted to such individual pursuant to the Management Stock Bonus Plan ("MSBP") which remain subject to forfeiture and for which such individual does not exercise voting control, and will continue to vest at a rate of one-fifth of the total initially granted (2,430) each year beginning October 8, 1997. Also includes 1,215 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date.
(4)      Mr. Herbert A. Davis and Mr. Hugh P. McCormick are first cousins.
(5) Excludes 127,238 shares of Common Stock held under the ESOP for which such individual serves as either a member of the ESOP Committee or as an ESOP Trustee. Such individual disclaims beneficial ownership with respect to shares held in a fiduciary capacity. The ESOP purchased such shares for the exclusive benefit of ESOP participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Board of Directors has appointed Messrs. Chase, Davis, Lauterbach, Francis, and Muhly to serve on the ESOP Committee and to serve as ESOP Trustees. The ESOP Committee or the Board instructs the ESOP Trustee regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participant accounts under the ESOP as directed by ESOP participants. Unallocated shares and shares for which no timely voting direction is received will be voted by the ESOP Trustees as directed by the Board or the ESOP Committee.
(6) Includes 8,100 shares which may be acquired pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date. Excludes 10,368 restricted shares granted to such individual pursuant to the Management Stock Bonus Plan which remain subject to forfeiture and for which such individual does not exercise voting control, and will continue to vest at a rate of one-fifth of the total initially granted (12,960) each year beginning October 8, 1997.
(7)      Less than 1.0% of outstanding shares of Common Stock.

Executive Officers of the Company

         The following individuals hold the executive offices in the Company as set forth below.

                                     Age at
                                    September
Name                                30, 1997       Positions Held With the Company
----                                --------       -------------------------------
John E. Lufburrow                      72          Chairman of the Board
Peggy J. Stewart                       61          President, Chief Executive Officer ("CEO") and Director
Robin L. Taylor                        37          Controller
Diana L. Rohrback                      45          Vice President and Corporate Secretary
Daniel J. Gallagher                    40          Vice President and Senior Compliance Officer
Nicholas C. Tracht                     50          Vice President, Security Officer and a Compliance
                                                   Officer


Biographical Information

         Set forth below is certain information with respect to the directors, including director nominees and executive officers of the Company. All directors and executive officers have held their present positions for five years unless otherwise stated.

         Philip W. Chase, Jr. has served as a director of the Bank since 1947. From 1980 to 1995, he was the Chairman of the Board of Chase, Fitzgerald & Co., Inc., and he also served as President from 1967 to 1980.

         Herbert A. Davis has served as a director of the Bank since 1954. Mr. Davis is the President/Owner of Herbert Davis Associates, a real estate brokerage and development firm. Mr. Davis and Mr. McCormick are first cousins.

         Urban P. Francis, Jr. has been a director of the Bank since 1981. He retired from Urban Francis Inc., an electrical contracting company in 1994 and is currently the majority stockholder.

         D. Edward Lauterbach, Jr. has been a director of the Bank since 1970. Mr. Lauterbach served as President of H.U. Dove & Co., Inc., an insurance company, from which he retired in 1991. He continues to be a consultant to H.U. Dove & Co., Inc.

         John E. Lufburrow joined the Bank in 1950, has been a director of the Bank since 1966 and currently serves as Chairman of the Board. Mr. Lufburrow preceded Ms. Stewart as President and Chief Executive Officer of the Bank.

         Hugh P. McCormick has been a director of the Bank since 1947. He retired in 1982 from McCormick & Co., Inc., a manufacturer and importer of spices and flavorings. Prior to retirement, Mr. McCormick served as the Corporate Assistant Secretary and the Director of a division of McCormick & Co., Inc. He also served as President of a subsidiary of McCormick & Co., Inc. of Baltimore County.
Mr. McCormick and Mr. Davis are first cousins.

         Edwin C. Muhly, Jr. has served as a director of the Bank since 1976. Mr. Muhly retired in 1992 as President and Chief Executive Officer of Muhly's Bakery, a retail bakery of which he held the majority stockholder interest.

         August J. Seifert has served as a director of the Bank since 1981. He holds a one-third partnership interest, and serves as Chairman of the Board of Seifert's Florist Inc.

         Herbert W. Spath has been a director of the Bank since 1976. Mr. Spath was retained by the Bank as an advisor from January 1994 to December 1994 and served as the Bank's Treasurer from 1991 to 1993. Prior to 1991, Mr. Spath served as Executive Vice President and Treasurer of the Bank and was President of Hallmark Savings and Loan Association from 1962 to 1976.

         Peggy J. Stewart was appointed CEO of the Bank in 1995 and has served as President since 1994. Ms. Stewart served as Senior Vice President and Corporate Secretary of the Bank from 1981 to 1994. Ms. Stewart also served as Treasurer of the Bank and was appointed to the Bank's Board of Directors in 1982. She has been employed by the Bank since 1953.

         Set forth below is biographical information of those executive officers of the Company who are not also directors of the Company:

         Daniel J. Gallagher has been employed by the Bank since January 1997. He is Vice President and Senior Compliance Officer. From 1993 to 1997, Mr. Gallagher was employed by Liberty Federal Savings and Loan Association in Baltimore, Maryland, during which time he also served as president of that institution. From 1985 to 1993, Mr. Gallagher was employed by First National Bank of Maryland.

         Diana L. Rohrback has been employed by the Bank for 28 years and has served as an officer of the Bank since 1993. She is a Vice President and the Corporate Secretary for the Bank and has served as a branch manager.

         Robin L. Taylor has been an officer of the Bank since 1990 and has been employed by the Bank for 19 years. Ms. Taylor is a certified public accountant and currently serves as the Controller for the Bank.

         Nicholas C. Tracht has been employed by the Bank for 29 years and has been an officer since 1985. Currently, he is a Vice President of the Bank and also serves as the Security Officer and a Compliance Officer.

Meetings and Committees of the Board of Directors

         During the fiscal year ended September 30, 1997, the Board of Directors of the Company held four regular meetings and three special meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and committees during the time such director served during the fiscal year ended September 30, 1997.

         The Company's full Board of Directors acts as a nominating committee ("Nominating Committee") for selecting the management's nominees for election of directors in accordance with the Company's Bylaws. Nomination to the Board of Directors made by stockholders must be made in writing to the Secretary of the Company and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Bylaws. This non-standing committee met one time during the 1997 fiscal year.

         The Company does not have a standing Audit Committee. The entire Board of Directors regularly reviews the financial statements of the Company. In addition, the Board of Directors of the Bank meets annually with the Company's independent accountants to review audit matters. The Board of Directors of the Bank met one time during the 1997 fiscal year with the independent accountants for this purpose.

         The Compensation and Benefits Committee is comprised of non-employee Directors, Chase, Davis, Lauterbach, Francis and Muhly. This standing committee establishes the Bank's salary budget, director and committee member fees, and employee benefits provided by the Bank for approval by the Board of Directors. The Committee met two times during the 1997 fiscal year.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         In the fiscal year ended 1997, each non-employee Director and the Chairman of the Board of Directors of the Bank received a monthly fee of $700, regardless of attendance, and $300 for each meeting attended. Each member of the Compensation and Benefits Committee received an additional $300 for attendance at each meeting attended. Each non-employee director who is a member of the Loan Committee is each paid $50 for the first loan reviewed and $25 for each additional loan reviewed. For the fiscal year ended September 30, 1997, total fees paid by the Bank to Directors were $132,175.

         During the 1997 fiscal year, non-employee directors each received awards of 6,075 stock options to purchase the Common Stock and 2,430 shares of Common Stock under the 1996 Stock Option Plan and the MSBP, respectively. Such stock awards vest at the rate of 20% per year commencing on October 8, 1997.

Executive Compensation

         The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer of either the Bank or the Company had a salary and bonus during the years ended September 30, 1997 and 1996, that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.


                                                     Annual Compensation                  Long Term Compensation
                                                     -------------------                  ----------------------
                                                                                                  Awards
                                                                                                  ------
                                                                                                    Securities
                                                                                        Restricted  Underlying           All
Name and                   Fiscal                                      Other Annual       Stock      Options             Other
Principal Position          Year         Salary        Bonus(1)        Compensation      Award($)      (#)          Compensation(4)
-------------------         ----         ------        --------        ------------      --------      ----         ---------------
Peggy J. Stewart            1997           $110,000     $ 8,077             --         $176,580(2)  40,501(3)           $43,626
President and CEO
                            1996           $105,000     $10,000             --              --          --              $ 7,958

----------------
(1)      Payment under the Incentive Bonus Plan.
(2) Represents awards of 12,960 shares of Common Stock under the Management Stock Bonus Plan ("MSBP") based upon the value of such stock of $13.625 per share as of the date of such award. See " -- MSBP." As of September 30, 1997, value of such awards were $16.50 per share or $213,840 in the aggregate. Such stock awards become non-forfeitable at the rate of 2,592 shares per year commencing on October 8, 1997. Dividend rights associated with such stock are accrued and held in arrears to be paid at the time that such stock becomes non-forfeitable.
(3) Represents award of 32,401 options as of October 8, 1996, at $13.4375 and 8,100 options as of December 9, 1996, at $12.625 per share.
(4) For fiscal years 1997 and 1996, respectively, represents an allocation of 2,644 shares and 715 shares of Common Stock under the ESOP (based upon the closing price of the Common Stock of $16.50 and $11.13 on September 30, 1997 and 1996, respectively.)

         Employment Agreement. The Bank entered into an employment agreement with Peggy J. Stewart, President and CEO of the Bank ("Agreement"). The Agreement has a three year term. Ms. Stewart's base compensation under the Agreement is $110,000. Under the Agreement, Ms. Stewart's employment may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Ms. Stewart without just cause, Ms. Stewart will be entitled to a continuation of her salary from the date of termination through the remaining term of the Agreement, but not less than one year's salary. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreement, Ms. Stewart will be paid in a lump sum an amount equal to 2.99 times the five year average of her annual taxable compensation. In the event of a change in control at September 30, 1997, Ms. Stewart would have been entitled to a lump sum payment of approximately $279,289.

         Pension Plan. The Bank maintains a pension plan for the benefit of its employees (the "Pension Plan"). Any employee who became an employee before August 1, 1993, is eligible to participate in the Pension Plan on the first day of the month coinciding with or next following his or her first day of employment with the Bank. Any employee who became an employee after July 31, 1993 is eligible to participate on the August 1 or February 1 coinciding with or next following his or her completion of one year of eligible service. A qualifying employee becomes fully vested in the Pension Plan upon completion of three years of service or when the normal retirement age of 65 is attained. The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         The Pension Plan provides for monthly payments or a lump sum payment to each participating employee at normal retirement age. The maximum annual benefit payable to a participant under the Pension Plan shall not exceed the lesser of $125,000 or 100% of the participants average annual compensation during the three consecutive calendar years when total compensation paid to him or her was the highest. The Pension Plan also provides for payments in the event of disability or death. At September 30, 1997, Ms. Stewart, President and CEO, had 44 years of credited service under the Pension Plan. Upon normal retirement at age 65, Ms. Stewart would receive an annual benefit of $51,782.

         ESOP. The Bank maintains an ESOP for the exclusive benefit of participating employees. Participating employees are full-time employees who have completed one year of service with the Savings Bank or its subsidiary and attained age 21. The ESOP is funded by contributions made by the Bank in cash or the Common Stock. The ESOP has borrowed funds from the Company in order to purchase Common Stock in the Conversion. The Savings Bank is contributing approximately $129,604 annually to the ESOP to meet principal obligations under the ESOP loan. This loan is expected to be fully repaid by the year 2006. Contributions to the ESOP and shares released from the suspense account will be allocated among participants on the basis of total compensation, excluding bonuses. All participants must be employed at least 1,000 hours in a plan year or shall have terminated employment following death, disability or retirement in order to receive an allocation for such plan year. The Savings Bank's contributions to the ESOP are discretionary; therefore, benefits payable under the ESOP cannot be estimated.

         1996 Stock Option Plan. The Board of Directors adopted the 1996 Stock Option Plan (the "Option Plan") which was approved by stockholders on October 8, 1996. Pursuant to the Option Plan, 162,006 shares of the Common Stock are reserved for issuance by the Company upon exercise of stock options granted to officers, directors and employees of the Company and Bank from time to time under the Option Plan. See "Proposal II - Ratification of Amendment to the 1996 Stock Option Plan" for details relating to the amendment of the Option Plan.

         The following tables set forth additional information concerning stock options granted during the 1997 fiscal year.

                                              OPTION/SAR GRANTS TABLE

                                       Option/SAR Grants in Last Fiscal Year
                                       -------------------------------------


                                                       Individual Grants
--------------------------------------------------------------------------------------------------------------------------
                                                             % of Total
                                   # of Securities          Options/SARs
                                     Underlying              Granted to           Exercise or
                                    Options/SARs            Employees in          Base Price               Expiration
 Name                              Granted(#) (1)           Fiscal Year           ($/Sh) (2)                  Date
------------                       --------------           -----------           ----------                 -----

Peggy J. Stewart                       40,501                   36%                 $13.326              October 8, 2006

-----------------
(1)   No Stock Appreciation Rights (SARs) are authorized under the plan.
(2) Represents weighted average of exercise prices. A total of 32,401 options have an exercise price of $13.4375 and 8,100 have an exercise price of $12.625.

                          Aggregated Option Exercises in Last Fiscal Year, and FY-End Option Value
                          ------------------------------------------------------------------------

                                                                   Number of Securities
                                                                  Underlying Unexercised           Value of Unexercised
                                                                          Options                  In-The-Money Options
                                                                       at FY-End (#)                   at FY-End ($)
                                                                       -------------                   -------------
                       Shares Acquired          Value
Name                   on Exercise (#)        Realized ($)     Exercisable/Unexercisable       Exercisable/Unexercisable
----                   ---------------       -------------     -------------------------       -------------------------

Peggy J. Stewart             --                $  --                     0/32,401                       0/$99,147 (1)
                             --                $  --                      0/8,100                       0/$31,347 (2)

---------------
(1) Based upon an exercise price of $13.44 per share and estimated price of $16.50 as of September 30, 1997.
(2) Based upon an exercise price of $12.63 per share and estimated price of $16.50 as of September 30, 1997.



         MSBP. The Bank contributed sufficient funds to the MSBP to purchase 64,802 Common Stock in the open market. See "Proposal III - Ratification of Amendment to the Heritage Savings Bank, F.S.B. Management Stock Bonus Plan" for details relating to the amendment of the MSBP.

         Long Term Incentive Plans. The Company does not presently sponsor any long-term incentive plans nor did it make any payouts to Ms. Peggy J. Stewart, President, under such plans during the fiscal year ended September 30, 1997.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

Certain Related Transactions

         No directors, executive officers, or immediate family members of such individuals were engaged in transactions with the Company or any subsidiary involving more than $60,000 during the year ended September 30, 1997. Furthermore, the Company had no "interlocking" relationships existing during the year ended September 30, 1997, in which (i) any executive officer is a member of the Board of Directors/Trustees of another entity, one of whose executive officers is a member of the Company's Board of Directors, or where (ii) any executive officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Company's Board of Directors.

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
               PROPOSAL II - RATIFICATION OF THE AMENDMENT TO THE
                             1996 STOCK OPTION PLAN
--------------------------------------------------------------------------------

General

         The Company's Board of Directors previously adopted the WHG Bancshares Corporation 1996 Stock Option Plan and the stockholders approved the Plan on October 8, 1996 ("Effective Date"). Pursuant to the Option Plan, up to 162,006 shares of Common Stock, equal to up to 10% of the total Common Stock issued in the Conversion, were reserved for issuance by the Company upon exercise of stock options to be granted to officers, directors, key employees and other persons from time to time. The purpose of the Option Plan is to attract and retain qualified personnel for positions of substantial responsibility and to provide additional incentive to certain officers, directors, key employees and other persons to promote the success of the business the Company and the Bank. The Company has recently adopted amendments to the Option Plan ("Option Plan Amendments") and is submitting such amendments to the stockholders for ratification. The full text of the Option Plan Amendments is set forth as Appendix A to this Proxy Statement, and the summary of Option Plan Amendments provided below is qualified in its entirety by such reference.

         Pursuant to applicable regulations of the Office of the Thrift Supervision (the "OTS"), the Option Plan was required to contain to certain restrictions and limitations including, among others, provisions restricting the vesting of options more rapidly than ratably over a five year period and prohibition against accelerated vesting of options upon the occurrence of an event other than the death or disability of the option holder. In addition, OTS practices have sought to limit the Company's ability to implement provisions contained in the Option Plan that would apply in the event that an extraordinary dividend, including a dividend with the effect of a return of capital distribution, is paid to stockholders.

         Recent OTS interpretive letters permit amendment of stock benefit plans to eliminate the provisions of the Option Plan which reflect the restrictions and limitations described above, provided that stockholder ratification of such amendments is obtained more than one year following the completion of the mutual-to-stock conversion. The Board of Directors has adopted the Option Plan Amendments, subject to ratification by stockholders of the Company, for the purpose of eliminating such restrictions and limitations. The Company does not have any present intention to engage in any transaction that would result in the accelerated vesting of Options as permitted by the Option Plan Amendments, or to pay any special dividend that would have the effect of a return of capital distribution and there can be no assurances that any such transaction or distribution will occur. Nevertheless, the Board has determined that the implementation of the Option Plan Amendments is in the best interests of the stockholders of the Company, as well as the officers, directors and employees of the Company.

         The Option Plan Amendments do not increase the number of shares reserved for issuance under the Plan or alter the classes of individuals eligible to participate in the Plan. In the event that the Option Plan Amendments are not ratified by stockholders at the Annual Meeting, the Option Plan Amendments will not take effect, but the Option Plan will remain in effect. The principal provisions of the Option Plan, as amended by the Option Plan Amendments, are described below.

         The Option Plan is administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). Members of the Option Committee shall be deemed "Non-

Employee Directors" within the meaning of Rule 16b-3 pursuant to the 1934 Act. Directors Chase, Davis, Lauterbach, Francis and Muhly serve as members of the Option Committee. The Option Committee may select the officers and employees to whom options are to be granted and the number of options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Bank's financial performance and a comparison of awards given by other institutions. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

         Officers, directors, key employees and other persons who are designated by the Option Committee are eligible to receive, at no cost to them, options under the Option Plan (the "Optionees"). Each option granted pursuant to the Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those Options.

         Shares issuable under the Option Plan may be from authorized but unissued shares, treasury shares or shares purchased in the open market. An Option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the Option Plan. No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The Option Plan shall continue in effect for a term of ten years from the Effective Date.

         The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non-Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

         Currently, the Option Plan requires that Options granted to Employees or Directors become first exercisable no more rapidly than ratably over a five-year period (with acceleration upon death or disability or a Change in Control (as such terms are defined in the Option Plan); provided, however, that such accelerated vesting is not inconsistent with the regulations of the OTS at the time of such acceleration. As permitted by OTS interpretive letters, the Option Plan Amendments will specifically authorize the acceleration of vesting of Options upon a Change in Control and also permit an equitable adjustment in the option exercise price or the payment of an equivalent cash amount to the Option holder, in the event of a payment of an extraordinary cash dividend which shall constitute a return of capital distribution; provided that such amendments are ratified by the stockholders. Such Option Plan Amendments will affect previously awarded Options and any Options that may be granted in the future.

Pursuant to the Option Plan, as amended by the Option Plan Amendments, upon a Change in Control, all Options granted to such Participants that are outstanding as of the date of a Change in Control will automatically become exercisable and non-forfeitable.

         No shares of Common Stock shall be issued upon the exercise of an Option until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such Optionee. Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee and the Company under Section 16(b) of the 1934 Act, and regulations promulgated thereunder.

Awards Under the Option Plan

         The Board or the Option Committee shall from time to time determine the officers, Directors, key employees and other persons who shall be granted Awards under the Plan, the number of Awards to be granted to any Participant under the Plan, and whether Awards granted to each such Participant under the Plan shall be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of shares of Common Stock subject to Options to be granted to each such Participant, the Board or the Option Committee may consider the nature of the services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as may be deemed relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards. In no event shall Shares subject to Options granted to non-employee Directors in the aggregate under this Plan exceed more than 30% of the total number of Shares authorized for delivery under this Plan, and no more than 5% of total Plan shares may be awarded to any individual non-employee Director. In no event shall Shares subject to Options granted to any Employee exceed more than 25% of the total number of Shares authorized for delivery under the Plan.

         The table below presents information related to stock option awards previously made under the Option Plan. The Option Plan Amendments do not impact the number of awards previously made. Such Option Plan Amendments confirm the provisions of the plan previously approved by stockholders with respect to the accelerated vesting of awards upon a Change in Control and an adjustment to the option exercise price or the payment of an equivalent cash amount upon a payment of an extraordinary cash dividend with the effect of a return of capital distribution. In accordance with the Option Plan Amendment, all outstanding option awards shall become immediately exercisable in the event of a Change in Control of the Company or the Bank.

                      PRIOR AWARDS UNDER STOCK OPTION PLAN
                      ------------------------------------

                                                        Number of Options
Name and Position                                     Previously Granted (1)
-----------------                                     ----------------------

John E. Lufburrow
  Chairman of the Board .................................40,501  (2)(3)(4)
Peggy J. Stewart
  Director, President and CEO............................40,501  (2)(3)(4)
Herbert A. Davis
  Director (5)............................................6,075  (6)
D. Edward Lauterbach, Jr.
  Director (5)............................................6,075  (6)
August J. Seifert
  Director (5)............................................6,075  (6)
Herbert W. Spath
  Director (5)............................................6,075  (6)

Executive Officer Group (6 persons).....................101,006  (2)(3)

Non-Executive Director Group (8 persons).................48,600  (6)

Non-Executive Officer Employee Group.....................12,400  (2)

------------------------------------
(1) The exercise price of such Options is equal to the Fair Market Value of the Common Stock on the date of grant.
(2)      Options  awarded to officers and employees are  exercisable as follows:
         Options awarded are first exercisable at the rate of 20% on the one year anniversary from the date of grant and 20% annually thereafter during periods of continued service as an employee, Director or Director Emeritus. Such awards shall be 100% exercisable in the event of death or disability, or upon a Change in Control of the Company or the Bank. Options awarded to employees shall continue to be exercisable during continued service as an employee, Director or Director Emeritus. Options not exercised within three months of termination of service as an employee shall thereafter be deemed non-incentive stock options.
(3) Awards shall vest during periods of continued service as an employee, director, or director emeritus. Upon vesting, awards shall remain exercisable for ten years from the date of grant without regard to continued service as an employee, director, or director emeritus.
(4) 32,401 Options awarded as of October 8, 1996 with an exercise price of $13.4375 per share and 8,100 options awarded as of December 9, 1996, with an exercise price of $12.625 per share.
(5)      Nominee for Director.
(6) Options awarded to directors are first exercisable at a rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter, during such period of service as a director or director emeritus, and shall remain exercisable for ten years without regard to continued service as a director or director emeritus. Upon disability or death or a Change in Control of the Company or the Bank, such awards shall be 100% exercisable.

Effect of Mergers, Change of Control and Other Adjustments

         Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Option Committee, in its sole discretion, shall have the power, prior to or subsequent to such action or events, to (i) appropriately adjust the number of shares of Common Stock subject to each Option, the exercise price per share of such Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options; (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable. However, no action may be taken by the Option Committee which would cause Incentive Stock Options granted pursuant to the Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee. In accordance with the Option Plan Amendment, upon the payment of a special or non-recurring cash dividend that constitutes a return of capital distribution to the stockholders, the Option exercise price per share shall be adjusted proportionately and in an equitable manner. Alternatively, a cash payment may be made at the discretion of the Option Committee in an amount equivalent to the cash dividend being paid to stockholders with respect to all, or some, of such Options held by a Participant.

         In the event of a Change in Control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control: (i) provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

         The power of the Option Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Option Committee to make adjustments in connection with the Option Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the Option Plan to operate in changed circumstances, to adjust the Option Plan to fit a smaller or larger company, and to permit the issuance of Options to new management following such extraordinary corporate action. However, this power of the Option Committee also has an anti-takeover effect, by allowing the Option Committee to adjust the Option Plan in a manner to allow the present management of the Company to exercise more options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

         Although the Option Plan Amendments may have an anti-takeover effect, the Company's Board of Directors did not adopt the Option Plan Amendments specifically for anti-takeover purposes. The exercise of such Options could make it easier for the Board and management to block the approval of certain transactions requiring the voting approval of 80% of the Common Stock in accordance with the Articles of Incorporation. In addition, the exercise of such Options could increase the cost of an acquisition by a potential acquiror.

Amendment and Termination of the Option Plan

         The Board of Directors may alter, suspend or discontinue the Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the Option Plan, materially increase the benefits accruing to Optionees under the Option Plan or materially modify the requirements for eligibility for participation in the Option Plan unless such action of the Board shall be subject to ratification by the stockholders of the Company.

Possible Dilutive Effects of the Option Plan

         The Common Stock to be issued upon the exercise of Options awarded under the Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 162,006 shares of Common Stock), then the dilutive effect to current stockholders would be to dilute their current ownership percentages by approximately 9.1%. The Option Plan Amendments do not increase the maximum number of shares issuable under the Plan.

Federal Income Tax Consequences

         Under present federal tax laws, awards under the Option Plan will have the following consequences:

          1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

          2. The exercise of an Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

          3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

          4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

          5. In accordance with Section 162(m) of the Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Options under the Option Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the Company's deduction for compensation related to the exercise of Options would not be subject to the deduction limitation set forth in Section 162(m) of the Code.

          6. To the extent that the Option exercise price of a previously awarded Incentive Stock Option is adjusted following the payment of a dividend which would constitute a return of capital distribution, such Options will thereafter likely be deemed as not qualifying as Incentive Stock Options. Thereafter, the exercise of such Options would have the tax effects to the Option holder and the Company of a Non-Incentive Stock Option.

Accounting Treatment

         Neither the grant nor the exercise of an Option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. In certain circumstances, Common Stock issuable pursuant to outstanding Options which are exercisable under the Option Plan might be considered outstanding for purposes of calculating earnings per share on a fully diluted basis. In accordance with the Option Plan Amendments, to the extent that the Company were to pay a special return of capital distribution and were to make such payments to option holders in lieu of an adjustment in the Option exercise price, such payments would be an financial reporting expense to the Company.

Stockholder Ratification

         Stockholder ratification of the Option Plan Amendments is being sought in accordance with interpretive letters of the OTS. An affirmative vote of a majority of the total votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of this Proposal II.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE AMENDMENT TO THE 1996 STOCK OPTION PLAN.

--------------------------------------------------------------------------------
               PROPOSAL III - RATIFICATION OF THE AMENDMENT TO THE
                      MANAGEMENT STOCK BONUS PLAN ("MSBP")
--------------------------------------------------------------------------------

General

         The Board of Directors of the Company implemented the MSBP as a method of providing directors, officers, and key employees of the Bank with a proprietary interest in the Company in a manner designed to encourage such persons to remain in the employment or service of the Bank. As previously approved by stockholders of the Company, the Bank contributed sufficient funds to the MSBP to purchase up to 64,802 shares of Common Stock representing 4% of the aggregate number of shares issued in the Conversion, through open market purchases. All of the Common Stock was purchased by the MSBP at the Fair Market Value of such stock on the date of purchase. Awards under the MSBP were made in recognition of expected future services to the Bank by its directors, officers and key employees responsible for implementation of the policies adopted by the Bank's Board of Directors and as a means of providing a further retention incentive.

         Pursuant to regulations of the OTS, the MSBP was required to contain certain restrictions and limitations including, among others, provisions restricting the vesting of stock awards more rapidly than ratably over a five year period and a prohibition against accelerated vesting of stock awards other than upon the death or disability of the award recipient.

         OTS interpretive letters permit the amendment of the MSBP to eliminate the provisions of the MSBP which reflect the restrictions and limitations described above, provided that stockholder ratification therefor is obtained more than one year following the completion of the mutual-to-stock conversion. The Board of Directors has adopted amendments to the MSBP, subject to ratification by stockholders of the Company, for the purpose of eliminating such restrictions and limitations (these changes to the MSBP are collectively referred to herein as the "MSBP Amendments"). The Company does not have any present intention to engage in any transaction that would result in the accelerated vesting of awards under the MSBP and there can be no assurances that any such transaction will occur. Nevertheless, the Board has determined that the implementation of the MSBP Amendments is in the best interest of the stockholders of the Company, as well as the officers, directors and employees of the Company. The MSBP Amendments do not increase the number of shares available for distribution under the MSBP, change the MSBP's eligibility requirements, or alter the types of restricted stock awards that may be made to participants in the MSBP. In the event that the MSBP Amendments are not ratified by stockholders at the Meeting, the MSBP Amendments will not take effect, but the MSBP will remain in effect. The principal provisions of the MSBP, as it would be amended by the MSBP Amendments, are described below. The full text of the MSBP Amendments is set forth as Appendix B to this Proxy Statement, to which reference is made, and the summary of the MSBP Amendments provided below is qualified in its entirely by such reference.

Awards Under the MSBP

         Currently the MSBP provides that for Shares covered by an Award will vest not more rapidly than at the rate of 20% each year beginning one year from the date of grant, or upon the disability or death of the option holder. The MSBP also provides that awards will accelerate vesting upon a Change in Control, provided that such accelerated vesting is not inconsistent with regulations of the OTS in effect at the time of such accelerated vesting. As permitted by OTS interpretive letters, these restrictions on accelerated vesting upon a Change on Control of the Company or the Bank may be removed through stockholder ratification of the MSBP Amendments. Accordingly, pursuant to the MSBP, as amended by the MSBP Amendments, all Shares covered by an outstanding Award will become 100% vested upon the death, disability or Change of Control of the Company.

         Benefits under the MSBP ("Plan Share Awards") may be granted at the sole discretion of a committee comprised of not less than two directors who are not employees of the Bank or the Company (the "MSBP Committee") appointed by the Bank's Board of Directors. The MSBP is managed by trustees (the "MSBP Trustees") who are non-employee directors of the Bank or the Company and who have the responsibility to invest all funds contributed by the Bank to the trust created for the MSBP (the "MSBP Trust"). Unless the terms of the MSBP or the MSBP Committee specifies otherwise, awards under the MSBP will be in the form of restricted stock payable as the Plan Share Awards shall be earned and non-forfeitable. Twenty percent (20%) of such awards shall be earned and non-forfeitable on the one year anniversary of the date of grant of such awards, and 20% annually thereafter, provided that the recipient of the award remains an employee, Director or Director Emeritus during such period. A recipient of such restricted stock will not be entitled to voting rights associated with such shares prior to the applicable date such shares are earned. Dividends paid on Plan Share Awards shall be held in arrears and distributed upon the date such applicable Plan Share Awards are earned. Any shares held by the MSBP Trust which are not yet earned shall be voted by the MSBP Trustees, as directed by the MSBP Committee. If a recipient of such restricted stock terminates employment or service for reasons other than death, disability, or a Change in Control of the Company or the Bank, the recipient forfeits all rights to the awards under restriction. If the recipient's termination of employment or service is caused by death, disability, or a Change in Control of the Company or the Bank, all restrictions expire and all shares allocated shall become unrestricted. Awards of restricted stock shall be immediately non- forfeitable in the event of the death or disability of such recipient, or upon a Change in Control of the Company or the Bank, and distributed as soon as practicable thereafter. The Board of Directors may terminate the MSBP at any time, and if it does so, any shares not allocated will revert to the Company. The MSBP Amendments confirm the provisions of the MSBP previously approved by the stockholders with respect to the acceleration of vesting of awards upon a Change in Control of the Company with the Bank.

         The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date (as defined in the MSBP) of the MSBP resulting from any split, subdivision or consolidation of the Common Stock or other capital adjustment, change or exchange of Common Stock, or other increase or decrease in the number or kind of shares effected without receipt or payment of consideration by the Company.

         The following table presents information related to the previously granted awards of Common Stock under the MSBP as authorized pursuant to the terms of the MSBP. Such Amendments do not change the number of shares awarded or other terms, except to ratify the accelerated vesting of such awards upon a Change in Control.


                 PRIOR AWARDS UNDER MANAGEMENT STOCK BONUS PLAN
                 ----------------------------------------------

                                                       Number of Shares
Name and Position                                 Previously Awarded (1)(2)
-----------------                                 -------------------------

John E. Lufburrow
  Chairman of the Board...................................12,960
Peggy J. Stewart
  Director, President and CEO.............................12,960
Herbert A. Davis
  Director (4).............................................2,430  (3)
D. Edward Lauterbach, Jr.
  Director (4).............................................2,430  (3)
August J. Seifert
  Director (4).............................................2,430  (3)
Herbert W. Spath
  Director (4).............................................2,430  (3)

Executive Officer Group (6 persons).......................31,920

Non-Executive Director Group (8 persons)..................19,440  (3)

Non-Executive Officer Employee Group.......................4,000

-------------------
(1) All Plan Share Awards presented herein shall be earned at the rate of 20% on the one year anniversary of the date of grant and 20% annually thereafter. All awards shall become immediately 100% vested upon death, disability, or termination of service following a change in control (as defined in the MSBP).
(2) Plan Share Awards shall continue to vest during periods of service as an employee, director, or director emeritus.
(3) Each of eight (8) non-employee directors have been awarded 2,430 shares, subject to applicable vesting.
(4)      Nominee for Director.

Amendment and Termination of the Plan

         The Board may amend or terminate the MSBP at any time. However, no action of the Board may increase the maximum number of Plan Shares permitted to be awarded under the MSBP, except for adjustments in the Common Stock of the Company, materially increase the benefits accruing to Participants under the MSBP or materially modify the requirements for eligibility for participation in the MSBP unless such action of the Board shall be subject to ratification by the stockholders of the Company.

Federal Income Tax Consequences

         Common Stock awarded under the MSBP is generally taxable to the recipient at the time that such awards become earned and non-forfeitable, based upon the Fair Market Value of such stock at the time of such vesting. Alternatively, a recipient may make an election pursuant to Section 83(b) of the Code within 30 days of the date of the award to elect to include in gross income for the current taxable year the Fair Market Value of such stock as of the date of the award. Such election must be filed with the Internal Revenue Service within 30 days of the date of the granting of the stock award. The Company will be allowed a tax deduction for federal tax purposes as a compensation expense equal to the amount of ordinary income recognized by a recipient of Plan Share Awards at the time the recipient recognizes taxable ordinary income. A recipient of a Plan Share Award may elect to have a portion of such award withheld by the MSBP Trust in order to meet any necessary tax withholding obligations.

Accounting Treatment

         For accounting purposes, the Company will recognize a compensation expense in the amount of the Fair Market Value of the Common Stock subject to Plan Share Awards at the date of the award pro rata over the period of years during which the awards are earned.

Stockholder Ratification

         The Company is submitting the Amendments to the MSBP to stockholders for ratification accordance with interpretive letters of the OTS. The affirmative vote of a majority of the total votes cast at the Meeting on the matter, in person or by proxy, is required to constitute stockholder ratification of this Proposal III.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE AMENDMENT TO THE MANAGEMENT STOCK BONUS PLAN.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's Annual Report to Stockholders for the fiscal year ended September 30, 1997, including financial statements, will be mailed to all stockholders of record as of the close of business on December 5, 1997. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at 1505 York Road, Lutherville, Maryland 21093, no later than August 21, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the 1934 Act.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, WHG BANCSHARES CORPORATION, 1505 YORK ROAD, LUTHERVILLE, MARYLAND 21093.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Diana L. Rohrback
                                              Diana L. Rohrback
                                              Corporate Secretary

Lutherville, Maryland
December 19, 1997

                                                                       Exhibit A
                                                                       ---------

                                    Amendment
                                     to the
                           WHG BANCSHARES CORPORATION
                             1996 Stock Option Plan
                             ----------------------

1. Revision to the Plan by addition of the following Section 24 in its entirety as follows:

     24.      Plan Provisions Effective as of January 20, 1998.

                  (a) Immediate Vesting Upon a Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control of the Company or the Savings Bank, all outstanding Awards shall be immediately 100% exercisable and non-forfeitable.

                  (b) Non-recurring Dividends. Notwithstanding anything herein to the contrary, upon the payment of a special or non-recurring dividend that has the effect of a return of capital distribution to the stockholders, the Company shall, within the discretion of the Committee, either:

                  (i)  adjust  the  Option   exercise   price  per  share  in  a
proportionate and equitable manner to reflect the payment of such capital distribution; or

                  (ii) make an equivalent payment to each Participant holding an outstanding Option as of the dividend record date of such dividend. Such payment shall be made at substantially the same time, in substantially the same form and in substantially the same amount per Optioned Stock as the dividend or other distribution paid with respect to outstanding Shares; provided, however, that if any dividend or distribution on outstanding Shares is paid in property other than cash, the Company, in the Committee's discretion, may make such payment in a cash amount per Optioned Stock equal in fair market value to the fair market value of the non-cash dividend or distribution; or

                  (iii) take the action described in Section 24(b)(i) with respect to certain outstanding Options and the action described in
         Section 24(b)(ii) with respect to the remaining outstanding Options.

                                                                       Exhibit B
                                                                       ---------


                                    Amendment
                                     to the
                           Heritage Savings Bank, FSB
                 Management Stock Bonus Plan and Trust Agreement
                 -----------------------------------------------


1. Revision to the Plan by addition of the following Section 9.10 in its entirety as follows:

     9.10.   Plan Provisions Effective as of January 20, 1998.
     -------------------------------------------------

         Notwithstanding anything herein to the contrary, upon a Change in Control of the Parent or the Savings Bank, all outstanding Awards shall be immediately 100% earned and non-forfeitable.

ANNEX A
--------------------------------------------------------------------------------
                           WHG BANCSHARES CORPORATION
                                 1505 YORK ROAD
                           LUTHERVILLE, MARYLAND 21093
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 20, 1998
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of WHG Bancshares Corporation (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Holiday Inn, 2004 Greenspring Drive, Timonium, Maryland on January 20, 1998, at 10:00 a.m. and at any and all adjournments thereof, in the following manner:

                                                          FOR  WITHHELD
                                                          ---  --------

1.   The election as directors of the nominees
     listed below with terms to expire in 2001:           |_|     |_|

     Herbert A. Davis
     D. Edward Lauterbach, Jr.
     August J. Seifert
     Herbert W. Spath

     (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)

     ---------------------------------------------------------------------------

                                                           FOR  AGAINST  ABSTAIN
                                                           ---  -------  -------
2.   The ratification of the amendment to the
     WHG Bancshares Corporation
     1996 Stock Option Plan.                               |_|    |_|      |_|

3.   The ratification of the amendment to the
     Heritage Savings Bank, F.S.B.
     Management Stock Bonus Plan.                          |_|    |_|      |_|

     The Board of Directors recommends a vote "FOR" the above listed propositions.

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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
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



                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

          Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

          The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 19, 1997, and the 1997 Annual Report to Stockholders.



Dated:                       , 199
      -----------------------     ---


-----------------------------------         ------------------------------------
PRINT NAME OF STOCKHOLDER                   PRINT NAME OF STOCKHOLDER


-----------------------------------         ------------------------------------
SIGNATURE OF STOCKHOLDER                    SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.


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PLEASE  COMPLETE,  DATE,  SIGN,  AND MAIL THIS PROXY  PROMPTLY  IN THE  ENCLOSED
POSTAGE-PREPAID ENVELOPE.
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


Annex B                          SCHEDULE 14A
                                (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.       )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement     [ ] Confidential, for use of the Commission
                                        Only (as permitted by Rule 14a 6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                           WHG Bancshares Corporation
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
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         (2) Aggregate number of securities to which transaction applies:
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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
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         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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